UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Annovis Bio, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Annovis Bio, Inc.
101 Lindenwood Drive, Suite 225
Malvern, PA 19355
                 , 2026
To our Stockholders:
You are cordially invited to attend a Special Meeting of Stockholders on            , October   , 2026, at     :     a.m., Eastern Time (the “Special Meeting”) to be held as a virtual meeting at           .
If you attend the Special Meeting, you will be able to vote and submit questions during the meeting by using the Virtual Control Number we have provided to you with the Notice of Internet Availability of Proxy Materials. We are pleased to furnish proxy materials to stockholders primarily over the Internet. We will commence mailing to our stockholders on or about            , 2026, a Notice of Internet Availability of Proxy Materials containing instructions on how to access the electronic copies of our Proxy Statement and how to vote online. Internet distribution of our proxy materials expedites receipt by stockholders, lowers the cost of the Special Meeting, and conserves natural resources. However, if you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you choose to receive your Special Meeting materials by mail, the notice of the Special Meeting, Proxy Statement, and proxy card from our Board of Directors will be enclosed.
Please refer to the Proxy Statement for detailed information on each of the proposals and the Special Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For most items, your shares will not be voted unless you provide voting instructions via the Internet or by returning a proxy card or voting instruction card. We encourage you to vote promptly, even if you plan to attend the Special Meeting.
Best regards,
/s/ Maria Maccecchini

Maria Maccecchini,
President and Chief Executive Officer

Annovis Bio, Inc.
101 Lindenwood Drive, Suite 225
Malvern, PA 19355

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held October   , 2026

To our Stockholders:
NOTICE IS HEREBY GIVEN that you are invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Annovis Bio, Inc. on            ,            , 2026, at    :       .m., ET. The Special Meeting will be held virtually at                  .
At the Special Meeting, shareholders will vote:
1.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 70,000,000 to 140,000,000 and the number of authorized shares of Preferred Stock from 2,000,000 to 10,000,000;

2.
To ratify the approval of an amendment (as previously presented to the Company’s 2026 Annual Meeting) to the Company’s Option Plan to increase the number of authorized shares under the Option Plan;

3.
To approve an adjournment of the Special Meeting, if necessary to solicit additional proxies; and

4.
To transact such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

Our Board of Directors unanimously recommends that you vote “FOR” the approval of the amendment (Proposal 1), “FOR” the proposal to ratify the amendment to the Company’s Option Plan initially presented at the Annual Meeting (Proposal 2), “FOR” the approval of an adjournment to the Special Meeting, if necessary to solicit additional proxies in favor of Proposals 1 and 2.
The Board of Directors has fixed September   , 2026, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting.
In accordance with Securities and Exchange Commission rules, we are furnishing these proxy materials. On or about October   , 2026, we will commence mailing to stockholders as of the record date a notice with instructions on how to access our Special Meeting materials and how to vote via the Internet, by mail or telephone.
By Order of the Board of Directors,
/s/ Maria Maccecchini

Maria Maccecchini,
President and Chief Executive Officer
Malvern, Pennsylvania
                 , 2026

YOUR VOTE IS IMPORTANT
If your shares are held in a brokerage account or by another nominee record holder, please be sure to mark your voting choices on the voting instruction card that accompanies this Proxy Statement. If you fail to specify your voting instructions on any of Proposals 1 – 2, your shares will not be voted on these matters due to rules applicable to broker voting, or we may incur additional costs to solicit votes.

i

Annovis Bio, Inc.
101 Lindenwood Drive, Suite 225
Malvern, Pennsylvania 19355

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
To Be Held            , 2026
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON                ,                , 2026: Copies of this Proxy Statement and the accompanying form of proxy card are available at www.           , using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials you received in the mail. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request:
1)
BY INTERNET: at www.

2)
BY TELEPHONE: 1-     -      -

3)
BY E-MAIL*:

*
If requesting materials by e-mail, please send a blank e-mail with your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

This Proxy Statement and the accompanying proxy card and the foregoing Notice of Internet Availability of Proxy Materials are intended to be sent or given to stockholders of Annovis Bio, Inc. (the “Company,” “Annovis,” “we,” “us” or “our”) on or about                , 2026, in connection with the solicitation of proxies on behalf of our Board of Directors (the “Board”) for use at our Special Meeting of Stockholders (the “Special Meeting”), to be held on            ,            , 2026, at     :          a.m., Eastern Time (ET), virtually at www.           , and at any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING
Q:
Why am I receiving these materials?

A:
You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Special Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the Internet. Accordingly, we sent the Notice of Internet Availability of Proxy Materials to all of our stockholders as of the close of business on            , 2026 (the “Record Date”). The Notice of Internet Availability of Proxy Materials includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice of Internet Availability of Proxy Materials, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.
Q:
What is included in these materials?

A:
These materials include:

•
this Proxy Statement for the Special Meeting; and

•
a proxy card for the Special Meeting.

Q:
Who is entitled to vote?

A:
Only stockholders of record as of September   , 2026 (“the Record Date”) shall be entitled to notice of, and to vote at, the Special Meeting. During the ten days before the Special Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call our Secretary at      -     -     to arrange a visit to our offices. The list will also be available on request during the Special Meeting.

Q:
How many shares of common stock can vote?

A:
There were             shares of common stock outstanding as of the Record Date. Each stockholder entitled to vote at the Special Meeting may cast one vote for each share of common stock owned by such stockholder that has voting power upon each matter considered at the Special Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q:
What may I vote on?

A:
You may vote on the following matters:

1.
the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 70,000,000 shares to 140,000,000 shares and to increase the number of authorized shares of Preferred Stock from 2,000,000 to 10,000,000;

2.
the approval of the ratification of an amendment to the Annovis Bio, Inc. 2019 Equity Incentive Plan (the “Option Plan”);

3.
the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies to approve the other matters at the Special Meeting; and

4.
any other business that may properly come before the Special Meeting and any adjournment or postponement thereof.

Q:
Will any other business be presented for action by stockholders at the Special Meeting?

A:
Management knows of no business that will be presented at the Special Meeting other than Proposals 1,

2 and 3. If any other matter properly comes before the Special Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.
Q:
Why is the amendment to the Option Plan being presented again?

A:
While the form of the amendment to the Option Plan and the proposal included in the proxy statement for the 2026 Annual Meeting both disclosed that the total number of shares to be reserved under the Option Plan upon approval of the amendment would be 5,500,000 shares, due to a typographical error, the proposal stated that the incremental increase being approved was only 1,000,000 shares rather than 2,500,000 shares. As such, the Board believed it was appropriate to seek ratification of the proposal in the event there was any stockholder confusion.

Q:
How does the Board recommend that I vote on each of the proposals?

A:
The Board recommends a vote “FOR” each of the proposals presented.

Q:
How do I vote my shares?

A:
The answer depends on whether you own your shares of common stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”):   your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Special Meeting. You are encouraged to vote prior to the Special Meeting to ensure that your shares will be represented.
If you wish to vote by Internet, go to www.            and log in using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.
If you wish to vote by telephone, call 1-       . Use any touch-tone telephone to vote your shares using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.
If you wish to vote by mail, please request a paper or e-mail copy of the materials, which will include a proxy card. You can request a paper or e-mail copy of the materials at no charge to you through one of the following methods:
1)
BY INTERNET:

2)
BY TELEPHONE:

3)
BY E-MAIL*:

*
If requesting materials by e-mail, please send a blank e-mail with your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the proposals before the Special Meeting, and, in their discretion, on any other matter that properly comes before the Special Meeting. Unsigned proxy cards will not be counted.
If you wish to vote at the Special Meeting, you will be able to vote your shares if you register to attend, and attend (virtually), the Special Meeting pursuant to the instructions below.
If you hold your shares of the Company through a broker, bank or other nominee:   a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet, or at the Special Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Special Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.
Q:
What do I need to do to attend the Special Meeting virtually?

A:
In order to attend our Special Meeting live via the Internet, you must register at             by 11:59 p.m. EDT on October            , 2026, using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Virtual Control Number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Special Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at                  .

On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting at             by logging in using the password you received via e-mail in your registration confirmation. You are entitled to attend our Special Meeting only if you were a stockholder as of the Record Date.
Q:
Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A:
Yes. If you register to attend, and attend, the Special Meeting pursuant to the instructions above, you will be able to vote online during the Special Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers. We have created and implemented the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully from any location, at no cost. You will, however, bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Special Meeting makes it possible for more stockholders, regardless of size, resources or physical location, to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. Both stockholders of record and street name stockholders will be able to attend the Special Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Special Meeting.

Technical Difficulties:   There will be technicians ready to assist you with any technical difficulties accessing the Special Meeting live audio webcast. Please be sure to check in by       a.m. EDT on            , 2026, (15 minutes prior to the start of the meeting is recommended), so that any technical difficulties may be addressed before the Special Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email         or call       -      -     .
Q:
What is a proxy?

A:
A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Maria Maccecchini, Michael Hoffman, Claudine Bruck, Reid McCarthy and Mark White.

They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Special Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.
Q:
What is the effect if I fail to give voting instructions to my broker or other nominee?

A:
If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposals 1 and 2 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.
Brokers, banks or other nominees that are member firms of the New York Stock Exchange (“NYSE”) and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect certain routine matters such as Proposal 3; however, they will not have this discretionary authority with respect to non-routine matters, including Proposals 1 and 2. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”
In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non- vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the outstanding shares will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.
We encourage you to provide voting instructions to the organization that holds your shares.
Q:
What if I want to change my vote or revoke my proxy?

A:
A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Special Meeting by (i) going to             and log in using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials, (ii) attending and voting at the Special Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Special Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:
What is a quorum?

A:
The holders of one-third of the             shares of common stock outstanding as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Special Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Special Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:
What vote is required to approve each proposal?

A:
Proposal	Vote Required	Voting Allowed Broker Discretionary
No. 1 – Amendment to the Amended and Restated Certificate of Amendment	Majority: Affirmative vote of a majority of the shares outstanding and entitled to vote in person or by proxy	No
No. 2 – Ratification of the Approval of an amendment to the Annovis Bio, Inc. 2019 Equity Incentive Plan (the “Option Plan”);	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	No
No. 3 – Approval of a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies to approve Proposals 1 and 2;	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes
No. 4 – Transact such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes

Q:
What if additional proposals are presented at the Special Meeting?

A:
No additional proposals may be submitted under the Special Meeting. However, with respect to any other business that properly comes before the Special Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:
Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:
Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, other to the extent that they may receive awards under the Option Plan.

Q:
How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:
Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately       % of our outstanding common stock, are expected to vote, or direct the voting of their shares, in favor of the Proposals presented at the Special Meeting.

Q:
Who can attend the Special Meeting?

A:
All stockholders as of the Record Date are invited to attend the Special Meeting.

Q:
Are there any expenses associated with collecting the stockholder votes?

A:
The Company will bear the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our officers, directors and employee. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. In addition, we have engaged             to assist with

coordinating our proxy solicitation efforts. We will pay the costs of soliciting proxies, in addition to an estimated fee of $       to             for its services in serving as Inspector of Elections, hosting and coordinating the virtual meeting, vote tabulation, etc. We will reimburse             for any reasonable out-of-pocket expenses it incurs. Officers and other employees of the Company may solicit proxies in person, by electronic communication or by telephone but will receive no compensation for doing so, other than reimbursement for out-of-pocket expenses incurred.
Q:
Where can you find the voting results?

A:
Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS
The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of September   , 2026 (except where otherwise noted) by:
•
each stockholder known by the Company to own beneficially more than 5% of our common stock;

•
each of our directors; and

•
all directors and executive officers as a group.

Percentage ownership in the following table is based on        shares of common stock outstanding as of September   , 2026. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of common stock that may be acquired within 60 days of          , 2026 subject to options or other rights held by such person, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. These shares are not considered to be outstanding for computing the percentage ownership of any other person.
To our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.
Name of Beneficial Owner(1)	Shares Beneficially Owned	% of Shares Outstanding
Michael Hoffman, Chairman of the Board	(2)	%
Maria Maccecchini, Founder, President, CEO, Acting CFO and Director	(3)	%
Claudine Bruck, Director	(4)	*
Reid McCarthy, Director	(5)	*
Mark White, Director	(6)	*
All executive officers and directors as a group (5 persons)	(7)	%
Other beneficial owners of more than 5% of our common stock
Highbridge Capital Management LLC	2,775,578(8)	%
Empery Asset Management L.P.	2,401,476(9)	%

*
Denotes beneficial ownership of less than 1%.

(1)
Unless otherwise indicated, such individual’s address is c/o Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, PA 19355.

(2)
Includes (i) 81,259 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2026; and (ii) 223,357 shares of common stock (the “Trust Shares’) held by the 2018 Jane and Michael Hoffman Descendants Trust (the “Trust”). Jane Hoffman is one of the voting trustees of the Trust. The address of the voting trustees is 52 E 83rd St, NY, NY 10028. Given his familial relationship with one of the Trust’s voting trustees, Michael Hoffman may be deemed a beneficial owner of the Trust Shares. Mr. Hoffman disclaims beneficial ownership over the Trust Shares.

(3)
Includes 1,216,532 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2026.

(4)
Includes 119,137 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2026.

(5)
Includes 70,398 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2026.

(6)
Includes 120,561 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2026.

(7)
Includes 1,607,887 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 28, 2026.

(8)
Based on a Schedule 13G filed with the SEC on August 14, 2026. The address of the reporting person is 390 Madison Avenue, 28th Floor, New York, NY 10017.

(9)
Based on a Schedule 13G filed with the SEC on July 29, 2026. The address of the reporting person is One Rockefeller Plaza, Suite 1205, New York, NY 10026.

PROPOSAL 1: SHARE INCREASE AMENDMENT
Introduction
Our Amended and Restated Certificate of Incorporation, as amended (the “Amended Certificate”), currently authorizes the issuance of up to 70,000,000 shares of Common Stock with a par value of $0.0001 per share (the “Common Stock”), and 2,000,000 shares are Preferred Stock with a par value of $0.0001 per share (the “Preferred Stock”). Our board of directors has approved an amendment to the Amended Certificate to increase (i) the number of authorized shares of Common Stock from 70,000,000 to 140,000,000 shares and (ii) the number of authorized shares of Preferred Stock from 2,000,000 to 10,000,000 shares (the “Share Increase Amendment”).
The proposed Share Increase Amendment to our Amended Certificate will be effected by amending Article 4(A) thereof to read in full as follows:
“A. Classes of Stock. The aggregate number of shares of stock that the Corporation shall have the authority to issue is 150,000,000, of which 140,000,000 shares are Common Stock with a par value of $0.0001 per share (the “Common Stock”), and 10,000,000 shares are Preferred Stock with a par value of $0.0001 per share (the “Preferred Stock”).”
A copy of the proposed Share Increase Amendment to our Amended Certificate is set forth in Annex A attached to this Proxy Statement.
Reasons for the Share Increase Amendment
The Board of Directors determined that the Share Increase Amendment is in the best interests of the Company and unanimously recommends approval by the stockholders. The Board of Directors believes that the availability of additional authorized shares of Common Stock and Preferred Stock is required for several reasons including, but not limited to, the assurance that there are a sufficient number of authorized shares of Common Stock reserved for issuance (including, without limitation, for the exercise of outstanding warrants and stock options), the additional flexibility to issue Common Stock and/or Preferred Stock for a variety of general corporate purposes as the Board of Directors may determine to be desirable including, without limitation, raising additional capital, which is needed to fund our ongoing clinical trials, future clinical trials and other clinical and nonclinical research programs; making long-term equity incentive awards under our equity compensation plans; retaining key employees, executive officers and directors, investment opportunities, acquisitions, distributions, stock splits and other purposes. The Board of Directors believes that additional authorized shares of Common Stock and Preferred Stock will enable us to take timely advantage of market conditions and favorable financing opportunities that may become available to us without the delay and expense associated with convening a special meeting of our stockholders. At this time, the increase in authorized shares of the Company’s Common Stock and Preferred Stock is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business combination transaction.
As of the Record Date [42,606,152] shares of our Common Stock were outstanding out of the 70,000,000 shares that we are authorized to issue, and no shares of Preferred Stock are issued or outstanding. In addition, as of the Record Date, an aggregate of approximately [   ] shares of Common Stock are issuable, including: (i) [      ] shares that are issuable upon the exercise of outstanding stock options; (ii) [      ] shares of Common Stock reserved for future issuance under our 2019 Equity Incentive Plan; and (iii) [      ] shares of Common Stock reserved for issuance upon exercise of outstanding warrants.
Based on our issued and outstanding shares of Common Stock and the outstanding options under our stock incentive plan and outstanding warrants, as of [   ], 2026, we had [   ] shares of Common Stock remaining available for issuance in the future. In addition, our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future.
This description of Proposal 1 (the “Share Increase Amendment Proposal’) is a summary and is qualified by the full text of the Share Increase Amendment, which is attached to this Proxy Statement as Annex A and incorporated herein by reference.

Rights of Additional Authorized Shares
Any newly authorized shares of Common Stock and Preferred Stock will be identical to the shares of Common Stock and Preferred Stock, respectively, now authorized and outstanding. The Share Increase Amendment will not alter the voting powers or relative rights of the Common Stock or Preferred Stock.
Advantages and Disadvantages of Increasing Authorized Shares
There are certain advantages and disadvantages of increasing the Company’s authorized Common Stock and Preferred Stock.
The advantages include:
•
Sufficient number of authorized shares of Common Stock reserved for issuance.

•
The ability to raise capital by issuing capital stock under future financing transactions, if any.

•
To have shares of Common Stock and Preferred Stock available to pursue business expansion opportunities, if any.

The disadvantages include:
•
In the event that additional shares of Common Stock are issued, dilution to the existing stockholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

•
The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Company’s Board, at that time. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Interests of Officers and Directors in this Proposal
Our officers and directors do not have any substantial interest, direct or indirect, in the Share Increase Amendment Proposal.
Effectiveness of Share Increase Amendment
If the Share Increase Amendment Proposal is approved by the stockholders at the Special Meeting, the Share Increase Amendment will become effective upon the effectiveness of the filing of a certificate of amendment in the form of Annex A of this Proxy Statement to our Amended Certificate with the Secretary of State of the State of Delaware. The Board will have sole and absolute discretion to determine the time and date, if at all, of the filing of the Share Increase Amendment.
Vote Required
A quorum being present, the affirmative vote of a majority of the voting power of the shares of Common Stock outstanding and entitled to vote on the matter is required to approve this Proposal 1. Abstentions and broker non-votes, if any, will have the same effect as votes cast against this Proposal 1.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: RATIFICATION OF THE AMENDMENT TO OUR 2019 EQUITY INCENTIVE PLAN
Background of the Ratification Proposal
At the June 2026 Annual Meeting of Stockholders, we sought approval of an amendment to our 2019 Equity Incentive Plan (the “Plan”) to increase the number of shares issuable thereunder. Specifically, we sought to increase the number of shares to 5,500,000. While the plan amendment and the proposal disclosure had specified this would be the number of shares reserved under the Plan after the approval of the Proposal, there was a typographical error in the description of the amendment that stated that the incremental increase we were seeking approval for was 1,000,000 shares from what stockholders had previously approved, rather than 2,500,000. Because of this discrepancy, we are asking stockholders to ratify the amendment.
We are not seeking a further increase but rather wanted to ensure all stockholders had full disclosure of all facts. No new grants have been made since the June Annual Meeting.
Background of the Plan
The Plan became effective and succeeded our then-existing 2018 Equity Incentive Plan upon completion of the IPO. The Plan provides for grants of stock options, stock awards and other equity-based awards. Our directors, officers and consultants are eligible to receive grants under the Plan. Under the Plan, 1,000,000 shares were initially authorized under the Plan. At the 2021 Special Meeting, stockholders approved an amendment to the Plan to increase the number of authorized shares to 2,000,000. At the 2024 Special Meeting, stockholders approved an additional amendment to the Plan to increase the number of authorized shares by an additional 1,000,000 shares. In December 2025, the Board of Directors approved certain option grants contingent upon approval by stockholders of an increase in the number of shares that may be issued under the Plan from 3,000,000 to 5,500,000 and to increase the maximum number of shares that may be awarded in any one year from 400,000 to 600,000 shares. As of December 31, 2025 a total of 2,394,503 equity-based awards are outstanding under the Plan without including grants that were previously exercised and the December contingent grants. Since our ability to grant equity incentive compensation to eligible individuals is an integral part of our compensation practices, we are requesting stockholder approval to ratify the 2,500,000 shares to the Plan’s share reserve so that we may continue to grant awards in the future and approve an increase in the maximum number of shares that may be granted in any one year to 600,000.
Reasons for the Option Plan
We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our board of directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. Our employee stock incentive program provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes.
We believe that increasing the shares reserved for issuance under the Plan as well as the maximum number of awards that may be made in any one year are necessary for us to continue to offer a competitive equity incentive program. If the stockholders do not ratify the proposed share increase, we believe we will not be able to continue to offer competitive equity packages to retain our current employees and recruit qualified new hires. This could significantly hamper our plans for growth and adversely affect our ability to operate our business. In addition, if we were unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent. This could have a significant effect upon our quarterly results of operations and balance sheet and not be competitive with other companies that offer equity.
The board of directors believes that the Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the board of directors urges you to vote to ratify the amendment to the Plan. The Plan, as amended and restated to reflect these changes is attached as Annex B hereto and is marked to show the two changes.

New Plan Benefits
The benefits that will be awarded or paid under the Plan, as amended, are not currently determinable. Such awards are within the discretion of the Board or a committee established by the Board, and the Board has not determined future awards or who might receive them.
Summary of the 2019 Plan
The following is a summary of the material terms of the Plan. The summary is qualified in its entirety by reference to the Plan, as proposed to be amended, as set forth in Annex B to this Proxy Statement.
The purpose of the Plan is to encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.
Administration.   The Plan is administered by the Board or a committee appointed by the Board. The Board has the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.
Available shares.   The aggregate number of shares of our common stock that may be issued pursuant to awards under the Plan is 3,000,000 shares (without giving effect to the amendment being sought hereunder). If grants of stock options or stock awards under the Plan or our prior equity incentive plan are canceled or forfeited, the shares subject to such grants will again be available under the Plan. The maximum aggregate number of shares that may be subject to grants to any individual in any calendar year is 400,000 shares (without giving effect to the amendment being sought hereunder).
If there is any change in the number or kind of shares of our stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding stock as a class without the receipt of consideration, or if the value of outstanding shares of our stock is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution, the maximum number of shares of our stock available for grants under the Plan, the maximum number of shares of our stock that any individual participating in this Plan may be granted in any year, the number of shares covered by outstanding grants, the kind of shares issued under this Plan, and the price per share of such grants shall be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of our stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.
Eligibility for participation.   Members of our Board, as well as our employees, consultants and advisors will be eligible to receive awards under the Plan.
Award agreements.   Awards granted under the Plan are evidenced by award agreements, which need not be identical, and that provide additional terms, conditions, restrictions or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards in the event of a Change in Control (as defined in the Plan) or conditions regarding the participant’s employment, as determined by the committee.
Stock options.   The committee may grant nonqualified stock options to any individuals eligible to participate in the Plan and incentive stock options to purchase shares of our common stock only to eligible employees. The committee will determine: (i) the number of shares of our common stock subject to each option; (ii) the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a 10.0% or greater stockholder; (iii) the exercise price; (iv) the vesting schedule, if any and (v) the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our common stock at the time of grant or, in the case of an incentive stock option granted to a 10.0% or greater stockholder, 110.0% of such share’s fair market value. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the committee at the time of grant and the exercisability of such options may be accelerated by the committee.
Stock awards.   The Board may issue shares of our stock to an employee, non-employee director or advisor under a stock award, upon such terms as the Board deems appropriate. Shares of our stock issued pursuant to stock awards may be issued for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate.
Stock units.   The Board may grant stock units representing one or more shares of our stock to an employee, non-employee director or advisor, upon such terms and conditions as the Board deems appropriate, provided, however, that all such grants shall comply with section 409A of the U.S. Internal Revenue Code (the “Code”).
Stock appreciation rights.   The Board may grant stock appreciation rights to an employee, non- employee director or advisor separately or in tandem with any option. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our stock between the date of grant and the exercise date. The Board shall establish the base amount of the stock appreciation right at the time of grant. The base amount of each stock appreciation right shall not be less than the fair market value of a share of our stock on the date of grant.
Other equity awards.   The Board may grant other equity awards, which are awards that are based on, measured by or payable in our stock, to an employee, non-employee director or advisor, on such terms and conditions as the Board shall determine. Other equity awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, our stock or any combination of the two, as the Board shall determine.
Change in control.   Upon a change of control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), the Board may take any of the following actions with respect to any or all outstanding grants: the Board may (i) determine that outstanding options shall accelerate and become exercisable, or stock awards shall vest and be payable, in whole or in part, (ii) determine that all outstanding options that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding stock awards shall be converted to stock awards of the surviving corporation (or a parent or subsidiary of the surviving corporation), (iii) require that grantees surrender their outstanding options in exchange for payment by us, in cash or stock as determined by the Board, in an amount equal to the amount by which the then fair market value of the shares of our stock subject to the grantee’s unexercised options exceeds the exercise price of the options, or (iv) after giving grantees an opportunity to exercise their outstanding options, terminate any or all unexercised options at such time as the Board deems appropriate. Such assumption, surrender or termination shall take place as of the date of the change of control or such other date as the Board may specify.
As used in the Plan, a “Change of Control” shall mean:
•
any acquisition, directly or indirectly, by a person of beneficial ownership of our voting securities representing more than 50% of the voting power of our then outstanding securities; provided, however, that, no Change of Control shall be deemed to occur by reason of (i) a transaction in which we become a subsidiary of another corporation and in which our stockholders will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes in the election of directors, or (ii) the acquisition of shares of our capital stock by an investor in us in a capital-raising transaction;

•
any merger or consolidation with another corporation where our stockholders will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than

50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors;
•
any sale or other disposition of all or substantially all of our assets; or

•
a complete liquidation or dissolution of us.

Amendment and termination.   Notwithstanding any other provision of the Plan, our Board may at any time amend any or all of the provisions of the Plan. The term of the Plan is 10 years, unless earlier terminated by the Board or extended by the Board with the approval of the stockholders.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2019 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
Incentive Stock Options.   A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.
Nonqualified stock options.   Options not designated or qualifying as incentive stock options are nonqualified stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonqualified stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option, except to the extent such deduction is limited by applicable provisions of the Code.
Restricted stock.   A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
Unrestricted stock.   Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient’s subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient so long as we withhold the appropriate taxes with respect to such income (if required), the recipient’s total compensation is deemed reasonable in amount, and subject to the limitations of Section 162(m) of the Code.
Stock appreciation rights.   A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.
Other stock-based awards.   A participant generally will recognize no income upon the receipt of other stock-based awards that are unvested. Upon the vesting of such awards, participants normally will recognize ordinary income in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
Recommendation of the Board
The Board recommends a vote “FOR” the ratification of the amendment of the 2019 Equity Incentive Plan.
PROPOSAL 3: APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING
The Adjournment Proposal, if adopted, will approve the adjournment of the Special Meeting to a later date, if necessary to, among other reasons, permit further solicitation of proxies if there are insufficient votes received at the time of the Special Meeting to approve Proposals 1 or 2. This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present by virtual attendance or represented by proxy and entitled to vote at the Special Meeting vote “FOR” the Adjournment Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.
THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2027
ANNUAL MEETING OF STOCKHOLDERS
Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2027 and intending to have such proposals included in our next proxy statement must send their proposals to our Secretary, in writing, at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355, pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2027 Annual Meeting of Stockholders and must be received by us not later than December 31, 2026. If the date of the 2027 Annual Meeting is changed by more than 30 days from the 2026 meeting, we will disclose a new deadline in a Form 10-Q or Form 8-K. The dates referenced below with respect to proposing an item of business at our 2027 Annual Meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.
In addition, under our bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director nominee(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be in writing and received by our Secretary at our offices at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2027 Annual Meeting:
•
no earlier than December 30, 2026; and

•
no later than January 30, 2027; or

•
if the 2027 Annual Meeting will be held be on or before May 18, 2027 or on or after July 17, 2027, then no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2027 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2027 Annual Meeting was mailed or public disclosure of the date of such Annual Meeting was made, whichever first occurs; or (ii) in the case of an election of directors at an Annual meeting of stockholders, provided that our Board, or such person or persons requested by a majority of our Board to call Annual meetings, has determined that directors shall be elected at such Annual meeting and provided further that the nomination made by the stockholder is for one of the director positions that our Board, or such person or persons requested by a majority of our Board to call Annual meetings, as the case may be, has determined will be filled at such Annual meeting not later than the close of business on the later of (x) the 90th day prior to such Annual meeting and (y) the 10th day following the day on which notice of the date of such Annual meeting was mailed or public disclosure of the date of such Annual meeting was made, whichever first occurs.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Secretary, at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355; telephone: 484-875-3192.
If you want to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.
By Order of the Board of Directors,
/s/ Maria Maccecchini

Maria Maccecchini,
President and Chief Executive Officer

ANNEX A
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ANNOVIS BIO, INC.
Annovis Bio, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST, The name of the Corporation is Annovis Bio, Inc. The original Certificate of Incorporation of Annovis Bio, Inc. was filed with the Secretary of State of the State of Delaware on April 29, 2008.
SECOND, The Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate”), declaring said amendment to be advisable and directing its officers to submit said amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:
RESOLVED, that Section A of Article 4 of the Certificate is hereby amended to read in its entirety as follows:
“A. Classes of Stock. The aggregate number of shares of stock that the Corporation shall have the authority to issue is 150,000,000, of which 140,000,000 shares are Common Stock with a par value of $0.0001 per share (the “Common Stock”), and 10,000,000 shares are Preferred Stock with a par value of $0.0001 per share (the “Preferred Stock”).”
THIRD, Thereafter, at a special meeting of stockholders of the Corporation duly called and held on [DATE], 2026, at which meeting a quorum was present in person or by proxy, the holders of the outstanding shares of capital stock of the Corporation entitled to vote thereon duly approved and adopted the foregoing amendment by the affirmative vote of a majority of the outstanding shares entitled to vote thereon.
FOURTH, This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, this Certificate of Amendment of Amended and Restated Certificate of Incorporation has been executed as of this     day of                  , 2026.
ANNOVIS BIO, INC.
By:

Name: Maria Maccecchini
Title: Chief Executive Officer

A-1

ANNEX B
ANNOVIS BIO, INC.
AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN
(AMENDMENTS SUBJECT TO STOCKHOLDER APPROVAL)
The purpose of the Annovis Bio, Inc. Amended and Restated 2019 Equity Incentive Plan is to provide (i) designated employees of Annovis Bio, Inc. (the “Company”) and its parents and subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its parents or subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, stock units, stock appreciation rights and other equity-based awards. The Company believes that this Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.
1.
Administration and Delegation.

(a)   Committee.   This Plan shall be administered by a committee consisting of two or more members of the Board, which shall consist of “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations, “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, when applicable, by “independent directors” as defined by the rules of any national securities exchange (the “Exchange”) upon which shares of the Company’s capital stock shall be listed. However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors. The committee may delegate authority to one or more subcommittees as it deems appropriate. To the extent that a committee or subcommittee administers this Plan, references in this Plan to the “Board” shall be deemed to refer to the committee or subcommittee.
(b)   Board Authority.   The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under this Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under this Plan.
(c)   Board Determinations.   The Board shall have full power and authority to administer and interpret this Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing this Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Board’s interpretations of this Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder. All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of this Plan and need not be uniform as to similarly situated individuals.
(d)   Delegation to Officers.   To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Grants that constitute rights under Delaware law (subject to any limitations under this Plan) to employees or officers of the Company and to exercise such other powers under this Plan as the Board may determine, provided that the Board shall fix the terms of such Grants to be granted by such officers (including the exercise price of such Grants, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Grants that the officers may grant; provided further, however, that no officer shall be authorized to grant such Grants to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). Notwithstanding anything to the contrary set forth above, the Board may not delegate authority under this Section 1(d) to grant Stock Awards, unless Delaware law then permits such delegation.
2.   Grants.   Awards under this Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), stock awards as described in Section 6 (“Stock Awards”), stock units as described in Section 7 (“Stock Units”), stock appreciation rights as described in Section 8 (“SARs”), and other equity-based awards as described in Section 9 (“Other Equity Awards”), the foregoing sometimes referred to herein collectively as “Grants” and individually as a “Grant.” All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”). All Grants shall be made conditional upon the acknowledgement of the Grantee (as defined in Section 4(b)), in writing or by acceptance of the Grant, that all decisions and determinations of the Board shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of this Plan need not be uniform as among the grantees.
3.
Shares Subject to This Plan.

(a)   Shares Authorized.   Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued pursuant to Grants under this Plan is 5,500,000 shares (including Grants previously granted and outstanding and exercised), each of which may be issued under this Plan as an Incentive Stock Option.
(b)   Individual Limits.   The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under this Plan to any individual, including but not limited to any Non-Employee Director (as defined below), during any calendar year shall be 600,000 shares.
(c)   Share Counting.   If and to the extent Options or SARs granted under this Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units or Other Equity Awards are forfeited, the shares subject to such Grants shall again be available for purposes of this Plan.
(d)   Adjustments.   If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under this Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under this Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control of the Company (as defined in Section 12(a)), the provisions of Section 13 of this Plan shall apply. Any adjustment to outstanding Grants shall be consistent with section 409A and section 424 of the Code, to the extent applicable. Any adjustments determined by the Board shall be final, binding and conclusive.
4.
Eligibility for Participation.

(a)   Eligible Persons.   All employees of the Company and its parents or subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in this Plan.

Consultants and advisors, as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor form or rule) who perform services for the Company or any of its parents or subsidiaries (“Key Advisors”) shall be eligible to participate in this Plan.
(b)   Selection of Grantees.   The Board shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Board determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”
5.   Options.   The Board may grant Options to Employees, Non-Employee Directors, and Key Advisors upon such terms as the Board deems appropriate. The following provisions are applicable to Options:
(a)   Number of Shares.   The Board shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.
(b)   Type of Option and Price.
(i)   The Board may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non- Employee Directors and Key Advisors.
(ii)   The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Board and shall be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.
(iii)   If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is an Exchange, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on an Exchange, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on the Exchange or, if not so reported, as reported by the over-the-counter quotation system on which the Company Stock is then quoted or as reported in a customary financial reporting service, as applicable and as the Board determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.
(c)   Option Term.   The Board shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.
(d)   Exercisability of Options.
(i)   Options shall become exercisable in accordance with such terms and conditions, consistent with this Plan, as may be determined by the Board and specified in the Grant Instrument. The Board may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)   The Board may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the Exercise Price or (ii) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Board deems appropriate.
(e)   Grants to Non-Exempt Employees.   Notwithstanding the foregoing, unless expressly approved by the Board, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, (the “FLSA”) may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Board, upon the Grantee’s death, Disability (as defined in Section 5(f)(v)(C)) or Retirement (as defined in Section 5(f)(v)(E)), or upon a Change of Control or other circumstances permitted by applicable regulations).
(f)   Termination of Employment, Disability or Death.
(i)   Except as provided below, an Option may be exercised only while the Grantee is employed by, or providing service to, the Employer (as defined in Section 5(f)(v)(A)) as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, Retirement or termination for Cause (as defined in Section 5(f)(v)(D)), except as otherwise provided by the Board, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.
(ii)   In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 5, if the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.
(iii)   In the event the Grantee ceases to be employed by, or provide service to, the Employer because of the Grantee’s Disability or Retirement, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date. In the event that an Incentive Stock Option is exercised more than 90 days after Retirement, the Option shall lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option.
(iv)   If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.
(v)   For purposes of this Section 5(f) and Section 6:
(A)   The term “Employer” shall include the Company and its parent and subsidiary corporations, as determined by the Board.
(B)   “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to other Grants, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board), unless the Board determines otherwise.
(C)   “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee, or as otherwise determined by the Board.
(D)   “Cause” shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Grantee (i) has breached his or her employment or service contract with the Employer in any material respect, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written noncompetition or nonsolicitation agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Board determines.
(E)   “Retirement” shall mean a termination of employment by reason of an Employee’s retirement at or after the Employee’s earliest permissible retirement date pursuant to and in accordance with a regular retirement plan or the personnel practices of the Employer.
(g)   Exercise of Options.   A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Board (w) in cash, (x) with the approval of the Board, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Board) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by applicable regulations of the Board of Governors of the Federal Reserve System, or (z) by such other method as the Board may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 10) at the time of exercise.
(h)   Limits on Incentive Stock Options.   Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under this Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code) of the Company.

(i)   Limitation on Repricing.   If the Company Stock is listed on an Exchange, unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 3(d)): (A) amend any outstanding Option granted under this Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (B) cancel any outstanding Option (whether or not granted under the Plan) and grant in substitution therefor new Grants under this Plan (other than adjustments made pursuant to Section 3(d)) covering the same or a different number of shares of Company Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (C) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 3(d), or (D) take any other action under this Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.
6.   Stock Awards.   The Board may issue shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Board deems appropriate. The following provisions are applicable to Stock Awards:
(a)   General Requirements.   Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate, including without limitation restrictions based on the achievement of specific performance goals. The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”
(b)   Number of Shares.   The Board shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.
(c)   Requirement of Employment or Service.   Unless the Board determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 5(f)(v)(A)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)   Restrictions on Transfer and Legend on Stock Certificate.   During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of the Stock Award except to a successor under Section 11(a). Each certificate representing a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Board may determine that the Company will not issue a certificate for a Stock Award until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.
(e)   Right to Vote and to Receive Dividends.   Unless the Board determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Board, including without limitation the achievement of specific performance goals.
(f)   Lapse of Restrictions.   All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board. The Board may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.
7.   Stock Units.   The Board may grant Stock Units representing one or more shares of Company Stock to an Employee, Non-Employee Director or Key Advisor, upon such terms and conditions as the

Board deems appropriate, provided, however, that all such grants shall comply with section 409A of the Code. The following provisions are applicable to Stock Units:
(a)   Crediting of Units.   Each Stock Unit shall represent the right of the Grantee to receive an amount based on the value of a share of Company Stock, if specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of this Plan.
(b)   Terms of Stock Units.   The Board may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Board. The Board shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c)   Requirement of Employment or Service.   Unless the Board determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer during a specified period, or if other conditions established by the Board are not met, the Grantee’s Stock Units shall be forfeited. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)   Payment with Respect to Stock Units.   Payments with respect to Stock Units may be made in cash, in Company Stock, or in a combination of the two, as determined by the Board.
8.   Stock Appreciation Rights.   The Board may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:
(a)   Base Amount.   The Board shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall not be less than the Fair Market Value of a share of Company Stock on the date of Grant of the SAR.
(b)   Tandem SARs.   In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.
(c)   Exercisability.   An SAR shall be exercisable during the period specified by the Board in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Board may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 5(f) above. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
(d)   Grants to Non-Exempt Employees.   Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the FLSA may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Board, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).
(e)   Value of SARs.   When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 8(a).
(f)   Form of Payment.   The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Board shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

9.   Other Equity Awards.   The Board may grant Other Equity Awards, which are awards (other than those described in Sections 5, 6, 7 and 8 of this Plan) that are based on, measured by or payable in Company Stock, including, without limitation, stock appreciation rights, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Board shall determine. Other Equity Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Board shall determine.
10.
Withholding of Taxes.

(a)   Required Withholding.   All Grants under this Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.
(b)   Election to Withhold Shares.   If the Board so permits, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Board and may be subject to the prior approval of the Board.
11.
Transferability of Grants.

(a)   Nontransferability of Grants.   Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Board, pursuant to a domestic relations order or otherwise as permitted by the Board. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.
(b)   Transfer of Nonqualified Stock Options.   Notwithstanding the foregoing, the Board may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.
12.
Change of Control of the Company.

(a)   Change of Control.   As used herein, a “Change of Control” shall be deemed to have occurred if:
(i)   Any “person,” as such term is used in sections 13(d) and 14(d) of the Exchange Act becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of (A) a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors, or (B) the acquisition of securities of the Company by an investor of the Company in a capital-raising transaction; or
(ii)   The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.
(b)   Other Definition.   The Board may modify the definition of Change of Control for a particular Grant as the Board deems appropriate to comply with section 409A of the Code or otherwise.
13.
Consequences of a Change of Control.

(a)   Acceleration.   In the event of a Change of Control, the Board may determine whether and to what extent (i) outstanding Options and SARs shall accelerate and become exercisable, and (ii) outstanding Stock Awards, Stock Units and Other Equity Awards shall vest and shall be payable. The Board may condition any such acceleration on such terms as the Board determines.
(b)   Other Alternatives.   In the event of a Change of Control, the Board may take any of the following actions with respect to any or all outstanding Grants: the Board may (i) determine that all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), (ii) require that Grantees surrender their outstanding Options and SARs in exchange for one or more payments, in cash or Company Stock as determined by the Board, in an amount, if any, equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price or base amount of the Options and SARs, on such terms as the Board determines, or (iii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Board deems appropriate. Such assumption, surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify.
14.
Limitations on Issuance or Transfer of Shares.

(a)   Stockholders Agreement/Voting Agreement.   The Board may require that a Grantee execute a stockholders agreement and/or a voting agreement, in each case, with such terms as the Board deems appropriate, with respect to any Company Stock issued or transferred pursuant to this Plan. If such stockholders agreement or voting agreement contains any lock-up or market standoff provisions that differ from the provisions of Section 14(c) of this Plan, for as long as the provisions of such agreement are in effect, the provisions of Section 14(c) shall not apply to such Company Stock, unless the Board determines otherwise.
(b)   Limitations on Issuance or Transfer of Shares.   No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board. The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under this Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.
(c)   Lock-Up Period.   If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act, and subject to Section 14(a) of this Plan, a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market

Standoff Period”). If so requested by the Company or the Managing Underwriter, the Grantee shall enter into a separate written agreement to such effect in form and substance requested by the Company or the Managing Underwriter. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.
15.
Amendment and Termination.

(a)   Amendment of This Plan.   The Board may amend, suspend or terminate this Plan or any portion thereof at any time provided that (i) to the extent required by section 162(m) of the Code, no Grant that is intended to comply with section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Grant, unless and until the Company’s stockholders approve such amendment in the manner required by section 162(m); and (ii) if shares of the Company’s capital stock are listed on the Exchange, no amendment that would require stockholder approval under the rules of the Exchange may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to this Plan adopted in accordance with this Section 15(a) shall apply to, and be binding on the holders of, all Grants outstanding under this Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Grantees under this Plan. No Grant shall be made that is conditioned upon stockholder approval of any amendment to this Plan unless the Grant provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of Company Stock) prior to such stockholder approval.
(b)   Termination of This Plan.   This Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless this Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.
(c)   Termination and Amendment of Outstanding Grants.   The Board may amend, modify or terminate any outstanding Grant, including but not limited to substituting therefor another Grant of the same or a different type, changing the date of exercise or realization, and/or converting an Incentive Stock Option into a Nonqualified Stock Option. A termination or amendment of this Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Board acts under Section 21(b). The termination of this Plan shall not impair the power and authority of the Board with respect to an outstanding Grant. The Board may at any time provide that any Grant shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.
(d)   Governing Document.   This Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend this Plan in any manner. This Plan shall be binding upon and enforceable against the Company and its successors and assigns.
16.   Funding of This Plan.   This Plan shall be unfunded. The Company shall not be required to establish any Annual or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.
17.   Rights of Participants.   Nothing in this Plan shall entitle any Employee, Key Advisor, Non- Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.
18.   No Fractional Shares.   No fractional shares of Company Stock shall be issued or delivered pursuant to this Plan or any Grant. The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

19.   Headings.   Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.
20.   Effective Date of This Plan.   This Plan shall be effective on the date on which this Plan is approved by the Company’s stockholders.
21.
Miscellaneous.

(a)   Grants in Connection with Corporate Transactions and Otherwise.   Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Board may make a Grant to an employee, director or advisor of another corporation who becomes an Employee, Non- Employee Director or Key Advisor by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the Parent or any of their subsidiaries in substitution for a stock option or stock award grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by this Plan and from those of the substituted stock incentives. The Board shall prescribe the provisions of the substitute grants.
(b)   Compliance with Law.   This Plan, the exercise of Options and the obligations of the Company to issue shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that this Plan and all transactions under this Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act and section 162(m) of the Code. It is the intent of the Company that this Plan and applicable Grants under this Plan comply with the applicable provisions of section 422 of the Code and that, to the extent applicable, Grants made under this Plan comply with the requirements of section 409A of the Code and the regulations thereunder. To the extent that any legal requirement set forth in this Plan ceases to be required under applicable law, the Board may determine that such Plan provision shall cease to apply. The Board may revoke any Grant if it is contrary to law or modify a Grant or this Plan to bring the Grant or this Plan into compliance with any applicable law or regulation.
(c)   Employees Subject to Taxation Outside the United States.   With respect to Grantees who are subject to taxation in countries other than the United States, the Board may make Grants on such terms and conditions as the Board deems appropriate to comply with the laws of the applicable countries, and the Board may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.
(d)   Governing Law.   The validity, construction, interpretation and effect of this Plan and Grant Instruments issued under this Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.
Adopted by the Board of Directors: July 31, 2019
Stockholder Approval Effective Date: August 2, 2019
Amendment Board Approval Effective Date: March 2, 2021
Amendment Stockholder Approval Effective Date: June 1, 2021
Amended and Restated Board Approval Effective Date: November 16, 2023
Amended and Restated Stockholder Approval Effective Date: June 12, 2024
Amended and Restated Board Approval Effective Date: January 6, 2026
Amended and Restated Stockholder Approval Effective Date: [           ], 2026

ANNOVIS BIO, INC.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or telephone.

Vote Your Proxy on the Internet:
Go to ______________________
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Mr AB Sample
Sample Street
Sample Town
Sampleshire, XXX XXX

CONTROL NUMBER

Mr AB Sample
Sample Street
Sample Town
Sampleshire, XXX XXX

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature______________________________

Date______________________________

Title______________________________

Signature (Joint Owners)______________________________

CONTROL NUMBER

Address Change:

(If you noted any Address Changes above, please mark box.) O

ANNOVIS BIO, INC.Mr AB SampleSample StreetSample TownSampleshire, XXX XXXAs a stockholder of Annovis Bio, Inc., you have the option of votingyour shares electronically through the Internet or by telephone,eliminating the need to return the proxy card. Your electronic ortelephonic vote authorizes the named proxies to vote your shares inthe same manner as if you marked, signed, dated, and returned theproxy card. Votes submitted electronically over the Internet or bytelephone must be received by October __, 2026 at 11:59 PM ET.PROXY VOTING INSTRUCTIONSPlease have your 11-digit controlnumber ready when voting by Internetor telephone.Vote Your Proxy on the Internet:Go to _______________________________Have your proxy card available when youaccess the above website. Follow theprompts to vote your shares.Vote Your Proxy by Phone:Call ______________________Use any touch-tone telephone to voteyour proxy. Have your proxy card availablewhen you call. Follow the voting instructions tovote your shares.Vote Your Proxy by Mail:Mark, sign, and date your proxy card, thendetach it, and return it in the postage-paidenvelope provided.CONTROL NUMBERPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.ANNOVIS BIO, INC.SPECIAL MEETING OF STOCKHOLDERS__________, OCTOBER ___, 2026 at __:__ A.M., EASTERN TIMETHIS PROXY IS SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS OF ANNOVIS BIO, INC.The stockholder(s) hereby appoint(s) Michael Hoffman, Maria Maccecchini, Claudine Bruck, Reid McCarthy and Mark White, or any of them,as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on thereverse side of this ballot, all of the shares of common stock of Annovis Bio, Inc. that the stockholder(s) is/are entitled to vote at the SpecialMeeting of Stockholders to be held at __:___ a.m. EDT on October __, 2026, and any adjournment or postponement thereof. The Special Meeting ofStockholders will be held virtually. In order to attend the meeting, you must register at ___________ by 11:59 PM EDT on October __, 2026. Youwill receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able tolisten, vote and submit questions during the virtual meeting. Further instructions on how to attend and vote at the Special Meeting of Stockholdersare contained in the Proxy Statement in the section titled “Questions and Answers About the Proxy Materials and Our Special Meeting - What do Ineed to do to attend the Special Meeting virtually?”.Mr AB SampleSample StreetSample TownSampleshire,
XXX XXXCONTROL NUMBERThis proxy, when properly executed, will be voted in themanner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors’recommendations.Signature_____________________________________________________Date_________________________________________________________Title__________________________________________________________Address Change:(If you noted any Address Changes above, please markbox.) Signature (Joint Owners)______________________________________NOTE: Please sign exactly as name(s) appear(s) hereon. When signing asattorney, executor, administrator or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. If a corporation,limited liability company or partnership, please sign in full corporate,limited liability company, or partnership name by authorized officer orperson.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October , 2026:The Proxy Statement and Annual report are available at:PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.Your Board of Directors recommends a vote “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.1. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock. For Against Abstain2. To ratify the approval of an amendment to the Company’s Option Plan.For Against Abstain3. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies.For Against Abstain2.